SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [X]    Preliminary Proxy Statement
    [ ]    Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e) (2)
    [ ]    Definitive Proxy Statement
    [ ]    Definitive Additional Materials
    [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      PHOENIX STRATEGIC EQUITY SERIES FUND
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

    [X]    No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1) Title of each class of securities to which transaction applies:
           2)  Aggregate number of securities to which transaction applies:
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           4)  Proposed maximum aggregate value of transaction:
           5)  Total fee paid: ___________

    [ ]    Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
           2)   Form, Schedule or Registration No.:
           3)   Filing Party:
           4)   Date Filed:

                         PHOENIX-ENGEMANN SMALL CAP FUND
                           PHOENIX-SENECA GROWTH FUND
                       PHOENIX-SENECA STRATEGIC THEME FUND

                                EACH A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------


Dear Shareholder:

We are pleased to enclose the proxy statement for the August 17, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes we are requesting are important to the Fund and to you as a shareholder.

We are asking shareholders to approve a tax-free reorganization of your Fund into a series of a Delaware business trust. This is part of our effort to integrate the entire Phoenix family of mutual funds by adopting a single business form, domicile, form of charter and fundamental investment restrictions. We think this effort offers the opportunity for operational efficiencies that will benefit all shareholders. The reorganization will not change your Fund's name, investment adviser or portfolio manager, and the value of your investment immediately after the reorganization will be the same as it was immediately before the reorganization.

Your Board of Trustees believes that the proposed reorganization is in the best interests of the shareholders and has unanimously recommended that shareholders of the Fund vote for the reorganization and for the other matters identified in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

    I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

                                    Sincerely,


                                    Philip R. McLoughlin
                                    President

                         PHOENIX-ENGEMANN SMALL CAP FUND
                           PHOENIX-SENECA GROWTH FUND
                       PHOENIX-SENECA STRATEGIC THEME FUND

                                EACH A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                1 (800) 243-1574
                              --------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 2000


TO THE SHAREHOLDERS:

    Phoenix Strategic Equity Series Fund, a Massachusetts business trust
(the "Trust"), will hold a special meeting of shareholders of Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund (collectively, the "Funds," and each individually, a "Fund") at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301 on August 17, 2000 at 2:00 p.m., local time, for the following purposes:


    1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated June __, 2000, which provides for the reorganization of the Trust into a Delaware business trust.

    2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

    You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on June 19, 2000.

    Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

           o By telephone, with a toll-free call to BostonEquiserve, the Trust's proxy tabulator, at 1-877-779-8683 and following recorded instructions;

           o  By mail, with the enclosed proxy card and postage-paid envelope;
              or

           o  In person at the meeting.

    We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN
                ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER
                      SOLICITATION. YOUR VOTE IS IMPORTANT.



   By Order of the Board of Trustees of Phoenix Strategic Equity Series Fund,
                                G. Jeffrey Bohne
                                Secretary

                         PHOENIX-ENGEMANN SMALL CAP FUND
                           PHOENIX-SENECA GROWTH FUND
                       PHOENIX-SENECA STRATEGIC THEME FUND

                                EACH A SERIES OF
                      PHOENIX STRATEGIC EQUITY SERIES FUND

                                 PROXY STATEMENT

                             MEETING OF SHAREHOLDERS


    This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix Strategic Equity Series Fund (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund (collectively, the "Funds," individually, a "Fund") and at any adjournment(s) thereof.

    The purpose of the meeting is to consider a plan to reorganize the Trust from a Massachusetts business trust into a new Delaware business trust (the "Delaware Trust"). In the reorganization, each of the Funds will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new series (the "New Funds") will be established as series of the Delaware Trust. Each New Fund will have the same classes of shares as the classes of the corresponding existing Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A.

    The reorganization will not change the names, investment objective or principal investment strategy, investment adviser, independent accountants, or fiscal year of any of the Funds. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The New Fund will offer the same shareholder services as the Fund.

    This Proxy Statement and the enclosed form of proxy are first being mailed, or otherwise being made available, to shareholders on or about June 28, 2000.

VOTING INFORMATION

    Shareholders of record of the Funds at the close of business on June 19, 2000 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding ______ shares of Phoenix-Engemann Small Cap Fund, ______ shares of Phoenix-Seneca Growth Fund and ______ shares of Phoenix-Seneca Strategic Theme Fund.


    Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on the reorganization proposal. The holders of a majority of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of the reorganization proposal requires the vote of a majority of the shares of the Fund entitled to vote.

    The reorganization will not take place unless each Fund of the Trust separately approves the reorganization proposal. If the reorganization is not approved by all of the Funds of the Trust, the Trust will continue as a Massachusetts business trust and the Board of Trustees of the Trust may consider other alternatives that it views as being in the best interests of the shareholders of the Funds.

    For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

    If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

    The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

    Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

    o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

    o by the subsequent execution and return of another proxy prior to the meeting;

    o      by submitting a subsequent telephone vote; or

    o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

APPRAISAL RIGHTS

         The Declaration of Trust of the Trust provides shareholders with appraisal rights in connection with the sale of assets of the Trust or any series thereunder. However, the staff of the Securities and Exchange Commission ("SEC") has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the Investment Company Act of 1940 (the "1940 Act") and Rule 22c-1 thereunder. Rule 22c-1 generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

    In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds on a pro rata basis based upon the aggregate assets of each Fund. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $______, plus reimbursement of out-of-pocket expenses.

    If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

    A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of ____________, 2000 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of any of the Funds:


                                              Percentage
   Name of Shareholder     Fund and Class    of the Class    Number of Shares
   -------------------     --------------    ------------    ----------------
   ___________________     ______________    _____________   ________________

   ___________________     ______________    _____________   ________________

   ___________________     ______________    _____________   ________________

   ___________________     ______________    _____________   ________________


    On ______________, 2000, the Trustees and officers as a group owned beneficially less than one percent of the Trust's outstanding shares.

REASONS FOR THE PROPOSED REORGANIZATION

    The reorganization is one of a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") would be reorganized as series of newly created Delaware business trusts. Each such trust would have a substantially similar trust instrument and common fundamental investment restrictions. Because many of these funds began operations outside of the Phoenix organization, they have a variety of different domiciles, business forms, charter provisions and fundamental investment restrictions. Management believes that further integrating all of the Phoenix Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

    In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the proposed Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. Phoenix believes that the use of a common form of organization will help in the administration of the Funds. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware business trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware business trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.

    It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to the Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees have the power to amend the Delaware trust instrument, merge or consolidate the New Funds with another entity and to change the Delaware Trust's domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. This flexibility should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust's current Massachusetts trust instrument and the proposed Delaware trust instrument, see "Comparative Information about the Trust and the Delaware Trust" on page __.

    Each of the New Funds has identical fundamental investment restrictions, which are expected to become standard for all of the Phoenix Funds. These restrictions differ in certain respects from those of the existing Funds. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the New Funds. For a more detailed comparison of the current and proposed fundamental investment restrictions, see "Comparative Investment Restrictions" on page __.

THE AGREEMENT AND PLAN OF REORGANIZATION

    The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Funds will transfer all of its assets to a corresponding New Fund in exchange solely for all of the shares of such New Fund. The New Fund will also assume all of the liabilities of the Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the corresponding class of the New Fund as the number of Fund shares held by the shareholder in each class of the Fund immediately before the reorganization.

    The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Delaware Trust of opinions of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of all of the Funds of the Trust. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Funds, prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.

    The closing of the reorganization is scheduled to occur on the first Friday after the conditions to closing set forth in the reorganization agreement are satisfied or waived. Phoenix currently anticipates that the closing will occur on or about August __, 2000.

    The reorganization agreement authorizes each Fund, as the sole shareholder of the corresponding New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to:

    o      elect trustees of the Delaware Trust; and

    o      approve an investment management agreement with Phoenix; and

    o with respect to the Phoenix-Engemann Small Cap Fund, approve an investment subadvisory agreement with Roger Engemann and Associates, Inc.; and

    o with respect to each of the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund, approve an investment subadvisory agreement with Seneca Capital Management LLC; and

    o ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

    Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Trust under the laws of the Commonwealth of Massachusetts.

    THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS APPROVE THE PLAN OF REORGANIZATION.

MANAGEMENT AND OTHER SERVICE PROVIDERS

    Phoenix, the current adviser of the Funds, will continue to serve as investment adviser to the New Funds following the reorganization. Roger Engemann and Associates, Inc. ("Engemann"), the current subadviser to the Phoenix-Engemann Small Cap Fund, will continue to serve as subadviser to the Phoenix-Engemann Small Cap Fund following the reorganization. Seneca Capital Management LLC ("Seneca"), the current subadviser to the Phoenix-Seneca Growth Fund and to the Phoenix-Seneca Strategic Theme Fund, will continue to serve as subadviser to the Phoenix-Seneca Growth Fund and to the Phoenix-Seneca
Strategic Theme Fund following the reorganization.


    The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to approve a new advisory agreement with Phoenix, and a new investment subadvisory agreement with the current subadviser, that are substantially identical to the current agreements. The rate of advisory fees payable to the adviser and subadviser under the new advisory and investment subadvisory agreements with respect to each New Fund will be the same as under the current agreements.


    Phoenix also acts as the investment adviser for 14 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. Phoenix has acted as an investment adviser for over sixty years. As of December 31, 1999, Phoenix had approximately $25.7 billion in assets under management.

    All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a New York Stock Exchange traded company that provides investment management and related services to institutional investors, corporations and individuals through operating subsidiaries. Phoenix Home Life Mutual Insurance Company of Hartford, Connecticut is a majority shareholder of PXP.

    As compensation for its services to the Phoenix-Engemann Small Cap Fund and to the Phoenix-Seneca Strategic Theme Fund, Phoenix receives a fee from each Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion and 0.65% of the Fund's average daily net assets in excess of $2 billion. As compensation for its services to the Phoenix-Seneca Growth Fund, Phoenix receives a fee from the Fund, which is accrued daily against the value of the Fund's net assets, equal to 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion.

    The current advisory agreement with Phoenix was last approved by the Board of Trustees on November 19, 1999. The advisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

    Engemann also acts as the adviser for six other mutual funds, as subadviser to four other mutual funds, and as adviser to institutional clients. Engemann has acted as an investment adviser for over 30 years. As of December 31, 1999, Engemann had approximately $10.9 billion in assets under management. As compensation for its services to the Phoenix-

Engemann Small Cap Fund, Engemann receives a fee from Phoenix, which is accrued daily against the value of the net assets of the Phoenix-Engemann Small Cap Fund equal to 0.20% of the Fund's average daily net assets up to $323 million, 0.375% of the Fund's average daily net assets from $323 million to $1 billion, 0.35% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.325% of the Fund's average daily net assets in excess of $2 billion. Engemann does not receive any fee from the Fund.

    The current investment subadvisory agreement with Engemann was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the subadviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in
Section 2(a)(4) of the 1940 Act.

    Seneca also acts as the subadviser to nine other mutual funds and as adviser to institutional clients. Seneca has acted as an investment adviser for over ten years. As of December 31, 1999, Seneca had approximately $9.2 billion in assets under management.

    As compensation for its services to the Phoenix-Seneca Growth Fund, Seneca receives a fee from Phoenix, which is accrued daily against the value of the Fund's net assets equal to 0.20% of the Fund's average daily net assets up to $184 million, 0.35% of the Fund's average daily net assets from $184 million to $1 billion, 0.325% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.30% of the Fund's average daily net assets in excess of $2 billion. Seneca does not receive any fee from the Fund.

    The current investment subadvisory agreement with Seneca with respect to the Phoenix-Seneca Growth Fund was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the sub-adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

    As compensation for its services to the Phoenix-Seneca Strategic Theme Fund, Seneca receives a fee from Phoenix, which is accrued daily against the value of the Fund's net assets equal to 0.10% of the Fund's average daily net assets up to $201 million, 0.375% of the Fund's average daily net assets from $201 million to $1 billion, 0.350% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.325% of the Fund's average daily net assets in excess of $2 billion. Seneca does not receive any fee from the Fund.

    The current investment subadvisory agreement with Seneca with respect to the Phoenix-Strategic Theme Fund was last approved by the Board of Trustees on November 19, 1999. The investment subadvisory agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the subadviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

    PricewaterhouseCoopers LLP currently serves as each Fund's independent accountants and will also serve as independent accountants for the New Funds. The reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Funds' independent accountants. State Street Bank and Trust Company will continue to serve as custodian of the New Fund's assets following the reorganization. Equity Planning will continue to serve as transfer agent following the reorganization.

FISCAL YEAR

    Each of the Funds currently operates on a fiscal year ending April 30. Following the reorganization, the New Funds will also operate on a fiscal year ending April 30.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGY

    The investment objectives and principal investment strategy of each of the New Funds will be identical to the investment objectives and principal investment strategy of the corresponding Fund.

COMPARATIVE INVESTMENT RESTRICTIONS

    Each of the Funds is currently subject to certain investment restrictions that restrict the scope of its investments. As a result of the reorganization, shareholders will hold an interest in a New Fund with somewhat different investment restrictions than the Fund which they currently own. The differences between the fundamental investment restrictions applicable to the Funds and the fundamental investment restrictions applicable to the New Funds include the following:

    Diversification. The percentage limitations in the current diversification restriction apply to all of each Fund's assets. The percentage limitations applicable to each New Fund will apply to only 75% of the assets of the New Fund. Consequently, 25% of each New Fund's assets are in a basket that is excluded from the limitations. This would permit each New Fund to invest in a smaller number of issuers than such Fund is currently permitted to invest in. The restrictions are based upon the definition of a "diversified company" under the 1940 Act.

    Concentration. Each Fund has an investment restriction prohibiting the Fund from investing more than 25% of its total assets in any "industry" or "group of industries." The corresponding investment restriction of each New Fund does not limit investments in any "group of industries." Phoenix believes that, by avoiding potential ambiguities over the definition of a "group of industries," each New Fund will be subject to a clearer standard that is easier for investors to understand and investment personnel to follow.

    Borrowing. The Phoenix-Seneca Growth Fund may not borrow money for any purpose. Each of the Strategic Theme Fund and Phoenix-Engemann Small Cap Fund is permitted to borrow up to 33 1/3% of total assets. Each New Fund has greater flexibility to borrow money in that it may borrow up to one-third of total assets (including the amount borrowed) from banks, plus an additional 5% of its total assets from banks or other lenders for temporary purposes. Each New Fund's borrowing restrictions are based upon the limitations currently imposed on mutual funds by the 1940 Act.

    Senior Securities. Mutual funds are generally prohibited from issuing "senior securities." The SEC staff has previously permitted mutual funds to engage in certain trading activities, subject to certain limitations, that could otherwise be viewed as senior securities. The restriction applicable to the New Funds clarifies that the New Funds are allowed to engage in these activities to the extent permitted by the SEC or the SEC staff.

    Underwriting. The investment restriction on underwriting clarifies that a New Fund would not violate the restriction if it were deemed an underwriter simply as a result of the sale of the New Fund's portfolio securities.

    Real Estate. Under the Funds' current restriction, the Funds may not "deal" in real estate, except for the purchase of marketable securities of companies that deal in real estate. The restriction applicable to the New Funds clarifies that the New Funds are permitted to acquire or lease office space, invest in certain real estate securities and hold real estate that was acquired as a result of owning securities.

    Commodities. The current restriction prohibits the Funds from dealing in commodities. The restriction applicable to each New Fund permits it to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include options, futures contracts and options on futures contracts. Each New Fund's ability to engage in futures transactions remains subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a New Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposit and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.

   Lending. Under the current restriction on lending, a Fund is only permitted to lend its portfolio securities up to 33% of its net assets at the time the loan is made. The lending restrictions applicable to the New Funds do not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the New Funds would be able to take advantage of that increased flexibility. The lending restriction applicable to a New Fund would also permit each New Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.

    Other Restrictions. Unlike the Funds, the New Funds do not have fundamental investment restrictions relating to joint trades, pledging, purchases of securities on margin, short sales, purchases of securities of unseasoned issuers, purchases of securities of other investment companies or investments for the purpose of exercising control or management. These restrictions were based on the requirements of state "blue sky" laws that required the adoption of formal investment restrictions regarding these investments. The State law requirements are no longer applicable to mutual funds.


    The table below sets forth the existing fundamental investment restrictions of the Funds and the new fundamental investment restrictions which will be applicable to the New Funds if the shareholders approve the proposed reorganization. Fundamental investment restrictions may not be changed without the approval of holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act.

---------------------------------- ----------------------------------------- ----------------------------------------
  Subject Matter of Restriction              Proposed Restriction                      Current Restriction
  -----------------------------              --------------------                      -------------------
---------------------------------- ----------------------------------------- ----------------------------------------
Diversification                    A Fund may not, with respect to 75% of    A Fund may not purchase any securities
                                   its total assets, purchase securities     (other than U.S. Government
                                   of an issuer (other than the U.S.         obligations) if, as a result, more
                                   Government, its agencies,                 than 5% of the value of the total
                                   instrumentalities or authorities or       assets of such Fund would be invested
                                   repurchase agreements collateralized by   in securities of a single issuer.
                                   U.S. Government securities and other
                                   investment companies), if:  (a) such      A Fund may not purchase any security
                                   purchase would, at the time, cause more   if, as a result, more than 10% of any
                                   than 5% of the Fund's total assets        class of securities or more than 10%
                                   taken at market value to be invested in   of the outstanding voting securities
                                   the securities of such issuer; or (b)     of any issuer would be held.
                                   such purchase would at the time result
                                   in more than 10% of the outstanding
                                   voting securities of such issuer being
                                   held by the Fund.
---------------------------------- ----------------------------------------- ----------------------------------------
Industry Concentration             A Fund may not purchase securities if,    A Fund may not invest more than 25% of
                                   after giving effect to the purchase,      its total assets of a Fund in any one
                                   more than 25% of its total assets would   industry or group of industries.
                                   be invested in the securities of one or
                                   more issuers conducting their principal
                                   business activities in the same
                                   industry (excluding the U.S. Government
                                   or its agencies or instrumentalities).
---------------------------------- ----------------------------------------- ----------------------------------------
Borrowing                          A Fund may not borrow money, except (i)   A Fund may not borrow money, except
                                   in amounts not to exceed one third of     that the Theme Fund and Small Cap Fund
                                   the value of the Fund's total assets      may borrow money for investment
                                   (including the amount borrowed) from      purposes, provided that any such
                                   banks, and (ii) up to an additional 5%    borrowing for investment purposes with
                                   of its total assets from banks or other   respect to such Fund is (a) authorized
                                   lenders for temporary purposes.  For      by the Trustees prior to any public
                                   purposes of this restriction, (a)         distribution of the shares of such
                                   investment techniques such as margin      Fund or is authorized by the
                                   purchases, short sales, forward           shareholders of such Fund thereafter,
                                   commitments, and roll transactions, (b)   (b) is limited to 33(1)/(3)% of the
                                   investments in instruments such as        value of the total assets (taken at
                                   futures contracts, swaps, and options     market value) of such Fund, and (c) is
                                   and (c) short-term credits extended in    subject to an agreement by the lender
                                   connection with trade clearance and       that any recourse is limited to the
                                   settlement, shall not constitute          assets of that Fund with respect to
                                   borrowing.                                which the borrowing has been made.
---------------------------------- ----------------------------------------- ----------------------------------------
Senior Securities                  A Fund may not issue "senior              A Fund may not issue senior securities.
                                   securities" in contravention of the
                                   1940 Act.  Activities permitted by a
                                   SEC exemptive orders or staff
                                   interpretations shall not be deemed to
                                   be prohibited by this restriction.
---------------------------------- ----------------------------------------- ----------------------------------------
Underwriting                       A Fund may not underwrite the             A Fund may not underwrite the
                                   securities issued by other persons,       securities of others.
                                   except to the extent that, in
                                   connection with the disposition of
                                   portfolio securities, the Fund may be
                                   deemed to be an underwriter under
                                   applicable law.

---------------------------------- ----------------------------------------- ----------------------------------------
Real Estate                        A Fund may not purchase or sell real      A Fund may not deal in real estate
                                   estate, except that the Fund may (i)      (including real estate limited
                                   acquire or lease office space for its     partnerships) except that any Fund may
                                   own use, (ii) invest in securities of     purchase marketable securities of
                                   issuers that invest in real estate or     companies that deal in real estate or
                                   interests therein, (iii) invest in        interests therein including real
                                   mortgage-related securities and other     estate investment trusts;
                                   securities that are secured by real
                                   estate or interests therein, (iv) hold
                                   and sell real estate acquired by the
                                   Fund as a result of the ownership of
                                   securities.
---------------------------------- ----------------------------------------- ----------------------------------------
Commodities                        A Fund may not purchase or sell           A Fund may not deal in commodities or
                                   commodities or commodity contracts,       commodities contracts.
                                   except the Fund may purchase and sell
                                   derivatives (including, but not limited
                                   to, options, futures contracts and
                                   options on futures contracts) whose
                                   value is tied to the value of a
                                   financial index or a financial
                                   instrument or other asset (including,
                                   but not limited to, securities indexes,
                                   interest rates, securities, currencies
                                   and physical commodities.
---------------------------------- ----------------------------------------- ----------------------------------------
Lending                            A Fund may not make loans, except that    A Fund may not make loans to other
                                   the Fund may (i) lend portfolio           persons except that any Fund may lend
                                   securities, (ii) enter into repurchase    portfolio securities (up to 33% of net
                                   agreements, (iii) purchase all or a       assets at the time the loan is made)
                                   portion of an issue of debt securities,   to brokers or dealers or other
                                   bank loan participation interests, bank   financial institutions not affiliated
                                   certificates of deposit, bankers'         with the Trust or the Adviser, subject
                                   acceptances, debentures or other          to conditions established by the
                                   securities, whether or not the purchase   Adviser (see "Lending of Securities")
                                   is made upon the original issuance of     and enter into repurchase transactions
                                   the securities and (iv) participate in    (in accordance with the Trust's
                                   an interfund lending program with other   current Prospectus).
                                   registered investment companies.
---------------------------------- ----------------------------------------- ----------------------------------------
Joint Trades                       None.                                     A Fund may not participate in any
                                                                             joint trading accounts.
---------------------------------- ----------------------------------------- ----------------------------------------
Pledging                           None.                                     A Fund may not pledge, mortgage or
                                                                             hypothecate any securities or other
                                                                             property.
---------------------------------- ----------------------------------------- ----------------------------------------
Margin                             None.                                     A Fund may not purchase on margin.
---------------------------------- ----------------------------------------- ----------------------------------------
Short Sales                        None.                                     A Fund may not engage in short sales.
---------------------------------- ----------------------------------------- ----------------------------------------

---------------------------------- ----------------------------------------- ----------------------------------------
Unseasoned Issuer                  None.                                     The Equity Opportunities Fund may not
                                                                             purchase any security unless (a) the
                                                                             issuer or its predecessor has had a
                                                                             three-year record of continuous
                                                                             operation during which it published
                                                                             balance sheets and income statements,
                                                                             (b) at the end of its last fiscal
                                                                             year, the issuer or its predecessor
                                                                             reported gross receipts of $1,000,000
                                                                             and (c) the issuer or its predecessor
                                                                             had an operating profit for at least
                                                                             one fiscal year of the five years
                                                                             immediately preceding.
---------------------------------- ----------------------------------------- ----------------------------------------
Investment Company                 None.                                     A Fund may not purchase any security
                                                                             of an investment trust except for
                                                                             purchases in the open market where no
                                                                             commission or profit to a sponsor or
                                                                             dealer results from such purchases,
                                                                             other than a customary broker's
                                                                             commission.
---------------------------------- ----------------------------------------- ----------------------------------------
Control                            None.                                     A Fund may not make an investment for
                                                                             the purpose of exercising control or
                                                                             management.
---------------------------------- ----------------------------------------- ----------------------------------------

FEDERAL INCOME TAX CONSEQUENCES

    As a condition to the reorganization, the Trust will receive tax opinions from its special counsel, Goodwin, Procter & Hoar LLP. The tax opinions will provide that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

    o the transfer of all or substantially all of the assets of each Fund solely in exchange for shares of the corresponding New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    o no gain or loss will be recognized by any Fund on the transfer of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares and the assumption by the corresponding New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund shareholders in exchange for their shares of the Fund;

    o the tax basis of each Fund's assets acquired by the corresponding New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of each Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Fund;

    o no gain or loss will be recognized by the corresponding New Fund upon the receipt of the assets of each Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

    o no gain or loss will be recognized by shareholders of each Fund upon the receipt of shares of the corresponding New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

    o the aggregate tax basis of the corresponding New Fund shares, including any fractional shares, received by each shareholder of each Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each shareholder of the Funds will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

    The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Fund in exchange for corresponding New Fund shares, the assumption by the corresponding New Fund of all known liabilities of such Fund, and the distribution of such shares to the Fund, do not constitute a "reorganization" within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Fund shares such shareholder acquires and the tax basis of such shareholder's Fund shares.

    Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

    The distribution arrangements of each New Fund will be the same as those of the corresponding Fund. Phoenix-Engemann Small Cap Fund currently offers Class A and Class B shares. Phoenix-Seneca Growth Fund currently offers Class A, Class B, Class C and Class X shares. Phoenix-Seneca Strategic Theme Fund currently offers Class A, Class B and Class C shares. In the proposed reorganization, shareholders will receive the corresponding class of shares of the corresponding New Fund in exchange for their shares in each Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. For purposes of calculating the contingent deferred sales charges that shareholders may pay when disposing of any shares of a New Fund subject to a contingent deferred sales charge, the length of time the shareholder holds shares in the New Fund will be added to the length of time the shareholder held the shares in the corresponding Fund. Holders of shares subject to a contingent deferred sales charge will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if the shareholder had continued to hold shares of the Fund.

    Equity Planning serves as the distributor of shares for the Funds and will also be the distributor of the New Funds. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the New Funds and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Trust.

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

    The New Funds will offer the same shareholder services as the Funds, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

    Shareholders may exchange shares for another Phoenix fund in the same class of shares; e.g., Class A for Class A. Exchange privileges are limited and may not be available for all Phoenix funds, and the funds' distributor has the right to reject or suspend them.

    Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemption of shares subject to a contingent deferred sales charge, investors will be subject to the applicable determined deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed New Fund shares will be made within seven days after receipt of a redemption request in proper form and documentation.

DIVIDENDS AND DISTRIBUTIONS

    Each New Fund will have the same dividend and distribution policy as the corresponding Fund. After the closing of the reorganization, Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

CERTAIN COMPARATIVE INFORMATION ABOUT THE TRUST AND THE DELAWARE TRUST

    The following is a summary of certain differences between and among the trust instrument and by-laws of the Trust and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Trust and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

    General. The Trust was organized as a Massachusetts business trust in June 1986. The Trust is currently governed by an Amended and Restated Master Trust Agreement dated June 27, 1986, as amended (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Trust's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust in June 2000. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

    Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have more flexibility than they currently have as Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganization.

    Term of Trustees. The term of office of a Trustee of both the Trust and the Delaware Trust is unlimited in duration unless the Trustees themselves adopt a limited term. A person serving as Trustee will continue as Trustee until the person resigns, dies or is removed from office. Under the Delaware Trust Instrument, a Trustee may be removed with or without cause at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Trust or by a vote of two-thirds of the number of Trustees prior to such removal. The Massachusetts Trust Instrument also provides that any Trustee may be removed by the affirmative vote of the holders of two-thirds of the outstanding shares. However, a Trustee may be removed by two-thirds of the remaining Trustees only for cause.

    Liability of Trustees and Officers. A Trustee of both the Trust and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the by-laws of the Delaware Trust, Trustees, officers and employees will be indemnified by the respective trust for the expenses of litigation against them unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

    Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust, and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. The Delaware Trust Instrument expands the shareholder indemnification provision to include former shareholders.

    Shareholder Voting. The voting rights of shareholders of the Trust are based on the number of shares the shareholder owns. Each holder of a share of a Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. When a registered investment company has multiple series, as does the Trust, the share price of each series will likely differ. As a result, holders of lower-priced shares of a series of the Trust have a greater amount of influence on matters submitted to a shareholder vote than shareholders holding an equivalent dollar amount of higher priced shares of the Trust. As a shareholder of the Delaware Trust, voting rights will be dollar-based. Each shareholder will have one vote for each dollar of net asset value held by the shareholder regardless of the number of shares held. Under dollar-based voting rights, a shareholder's voting power will be in direct proportion to the shareholder's investment in the Delaware Trust.

    Shareholder Meetings. The Delaware Trust and the Trust are not required to hold annual shareholder meetings. Under the Massachusetts Trust Instrument, shareholders owning at least 10% of the outstanding shares of a Fund may call a special meeting for any purpose. The Delaware Trust Instrument does not specifically authorize shareholders to call a special meeting. However, under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Delaware Trust may by written request call a special meeting of shareholders of the Delaware Trust for the purpose of removing a Trustee.

    Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or the Delaware Trust with another trust, series or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

    Termination of the Trust or a Fund. Under the Delaware Trust Instrument, the Delaware Trust may be terminated at any time by the Trustees alone, upon written notice to the shareholders, or by vote of a majority of the shares of the Delaware Trust. A New Fund or a class thereof may be terminated at any time by a vote of a majority of the shares of the New Fund or class or by the Trustees by written notice to the shareholders of the New Fund or class. Under the Massachusetts Trust Instrument, the holders of at least two-thirds of the shares of each Fund must approve the termination of the Trust. The termination of a Fund requires an affirmative vote of the holders of at least two-thirds of the shares of the Fund.

    Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Declaration of Trust without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). On the other hand, the Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to conform the Massachusetts Trust Instrument to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code.

    Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its holders of shares. The Delaware Trust Instrument does not provide shareholders a similar right.

    Shareholder Appraisal Rights. The Massachusetts Trust Instrument provides shareholders with the right to demand an appraisal of the value of their shares in a merger, consolidation, sale or exchange of assets to the same extent as a shareholder of a Massachusetts business corporation. The Delaware Trust Instrument does not provide for shareholder appraisal rights. Appraisal rights are highly unusual in the context of open-end investment companies, and it is the position of the SEC that state appraisal rights given to mutual fund shareholders would violate the 1940 Act.

CERTAIN INFORMATION REGARDING THE TRUSTEES

    Federal securities laws require that at least one-half of the trustees of the Trust and, following the reorganization, the Delaware Trust, be elected by shareholders. The Trust currently meets this standard. Rather than call another shareholder meeting to vote on trustees after the reorganization, the reorganization agreement authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to elect the then current Trustees of the Trust, except for Calvin J. Pedersen, as the Trustees of the Delaware Trust.

    Information on the individuals that will serve as the Trustees and officers of the Delaware Trust and their business affiliations for the past five years is set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480. Trustees whose names are preceded by an asterisk will be "interested persons" of the Delaware Trust (as defined in the 1940 Act).

-------------------------------------- ------------------------ ------------------------------------------------------
            NAME, ADDRESS                POSITIONS HELD WITH                    PRINCIPAL OCCUPATIONS
               AND AGE                        THE TRUST                        DURING THE PAST 5 YEARS
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
Robert Chesek (66)                     Trustee                  Trustee/Director (1981-present) and Chairman
49 Old Post Road                                                (1989-1994), Phoenix Funds. Trustee,
Wethersfield, CT 06109                                          Phoenix-Aberdeen Series Fund Phoenix Duff & Phelps
                                                                Institutional Mutual Funds (1996-present) and
                                                                Phoenix-Seneca Funds (2000-present).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
E. Virgil Conway (71)                  Trustee                  Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                                              (1992-present). Trustee/Director, Consolidated
Bronxville, NY 10708                                            Edison Company of New York, Inc. (1970-present),
                                                                Pace University (1978-present), Atlantic Mutual
                                                                Insurance Company (1974-present), HRE Properties
                                                                (1989-present), Greater New York Councils, Boy
                                                                Scouts of America (1985-present), Union Pacific
                                                                Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                                Securities Fund (Advisory Director) (1990-present),
                                                                Centennial Insurance Company (1974-present), Josiah
                                                                Macy, Jr., Foundation (1975-present), The Harlem
                                                                Youth Development Foundation (1987-present).
                                                                Chairman, (1998-present), Accuhealth Trism, Inc.
                                                                (1994-present), Realty Foundation of New York
                                                                (1972-present), and New York Housing Partnership
                                                                Development Corp. (1985-present). Vice Chairman
                                                                Academy of Political Science (1985-present) and
                                                                Director/Trustee, Phoenix Funds (1993-present).
                                                                Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
                                                                & Phelps Institutional Mutual Funds (1996-present)
                                                                and Phoenix-Seneca Funds (2000-present). Director,
                                                                Duff & Phelps Utilities Tax-Free Income Inc. and
                                                                Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                                (1995-present). Chairman/Member, Audit Committee of
                                                                the City of New York (1981-1996). Advisory Director,
                                                                Blackrock Fannie Mae Mortgage Securities Fund
                                                                (1989-1996) and Fund Directions (1993-1998).
                                                                Chairman, Financial Accounting Standards Advisory
                                                                Council (1992-1995).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
Harry Dalzell-Payne (71)               Trustee                  Director/Trustee, Phoenix Funds (1993-present).
The Flat                                                        Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
Elmore Court                                                    & Phelps Institutional Mutual Funds (1996-present)
Elmore, GLOS GL2 6NT,                                           and Phoenix-Seneca Funds (1999-present). Director,
UK                                                              Duff & Phelps Utilities Tax-Free Income Inc. and
                                                                Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                                (1995-present). Formerly a Major General of the
                                                                British Army.
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
*Francis E. Jeffries (69)              Trustee                  Director/Trustee, Phoenix Funds (1995-present).
8477 Bay Colony Dr.                                             Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Apt. 902                                                        Phelps Institutional Mutual Funds (1996-present) and
Naples, FL 34108                                                Phoenix-Seneca Funds (2000-present). Director, Duff
                                                                & Phelps Utilities Income Inc. (1987-present), Duff
                                                                & Phelps Utilities Tax-Free Income Inc.
                                                                (1991-present) and Duff & Phelps Utility and
                                                                Corporate Bond Trust Inc. (1993-present). Director,
                                                                The Empire District Electric Company (1984-present).
                                                                Director (1989-1997), Chairman of the Board
                                                                (1993-1997), President (1989-1993), and Chief
                                                                Executive Officer (1989-1995), Phoenix Investment
                                                                Partners, Ltd.
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Leroy Keith, Jr. (61)                  Trustee                  Chairman (1995-present) and Chief Executive Officer
Chairman                                                        (1995-1999), Carson Products Company.
Carson Products Company                                         (1995-present). Director/Trustee, Phoenix Funds
64 Ross Road                                                    (1980-present). Trustee, Phoenix-Aberdeen Series
Savannah, GA 30750                                              Fund, Phoenix Duff & Phelps Institutional Mutual
                                                                Funds (1996-present) and Phoenix-Seneca Funds
                                                                (2000-present). Director, Equifax Corp.
                                                                (1991-present) and Evergreen International Fund,
                                                                Inc. (1989-present). Trustee, Evergreen Liquid
                                                                Trust, Evergreen Tax Exempt Trust, Evergreen Tax
                                                                Free Fund, Master Reserves Tax Free Trust, and
                                                                Master Reserves Trust.
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
*Philip R. McLoughlin (53)             Trustee and              Chairman (1997-present), Director (1995-present),
                                       President                Vice Chairman (1995-1997) and Chief Executive
                                                                Officer (1995-present), Phoenix Investment Partners,
                                                                Ltd. Director (1994-present) and Executive Vice
                                                                President, Investments (1988-present), Phoenix Home
                                                                Life Mutual Insurance Company. Director/Trustee and
                                                                President, Phoenix Funds (1989-present). Trustee and
                                                                President, Phoenix-Aberdeen Series Fund and Phoenix
                                                                Duff & Phelps Institutional Mutual Funds
                                                                (1996-present). Director, Duff & Phelps Utilities
                                                                Tax-Free Income Inc. (1995-present) and Duff &
                                                                Phelps Utility and Corporate Bond Trust Inc.
                                                                (1995-present). Trustee, Phoenix-Seneca Funds
                                                                (1999-present). Director (1983-present) and Chairman
                                                                (1995-present), Phoenix Investment Counsel, Inc.
                                                                Director (1984-present) and President
                                                                (1990-present), Phoenix Equity Planning Corporation.
                                                                Chairman and Chief Executive Officer,
                                                                Phoenix/Zweig/Advisors LLC (1999-present). PXRE
                                                                Corporation (Delaware) (1985-present) and World
                                                                Trust Fund (1991-present). Director and Executive
                                                                Vice President, Phoenix Life and Annuity Company
                                                                (1996-present). Director and Executive Vice
                                                                President, PHL Variable Insurance Company
                                                                (1995-present). Director, Phoenix Charter Oak Trust
                                                                Company (1996-present). Director and Vice President,
                                                                PM Holdings, Inc. (1985-present). Director
                                                                (1992-present) and President (1992-1994), W.S.
                                                                Griffith & Co., Inc. Director, PHL Associates, Inc.
                                                                (1995-present).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Everett L. Morris (72)                 Trustee                  Vice President, W.H. Reaves and Company
164 Laird Road                                                  (1993-present). Director/Trustee, Phoenix Funds
Colts Neck, NJ 07722                                            (1995-present), Phoenix-Aberdeen Series Fund,
                                                                Phoenix Duff & Phelps Institutional Mutual Funds
                                                                (1996-present) and Phoenix-Seneca Funds
                                                                (2000-present). Director, Duff & Phelps Utilities
                                                                Tax-Free Income Inc. (1991-present) and Duff &
                                                                Phelps Utility and Corporate Bond Trust Inc.
                                                                (1993-present).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
*James M. Oates (54)                   Trustee                  Chairman, IBEX Capital Markets, Inc. (formerly, IBEX
 Managing Director                                              Capital Markets LLC) (1997-present). Managing
 The Wydown Group                                               Director, Wydown Group (1994-present). Director,
 IBEX Capital Markets, Inc.                                     Phoenix Investment Partners, Ltd. (1995-present).
 60 State Street                                                Director/Trustee, Phoenix Funds (1987-present).
 Suite 950                                                      Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
 Boston, MA 02109                                               & Phelps Institutional Mutual Funds (1996-present)
                                                                and Phoenix-Seneca Funds (2000-present). Director,
                                                                AIB Govett Funds (1991-present),  Investors
                                                                Financial Service Corporation (1995-present),
                                                                Investors Bank & Trust Corporation (1995-present),
                                                                Plymouth Rubber Co. (1995-present), Stifel Financial
                                                                (1996-present), Command Systems, Inc.
                                                                (1998-present), Connecticut River Bancorp
                                                                (1998-present) and Endowment for Health
                                                                (1999-present). Vice Chairman, Massachusetts
                                                                Housing-Partnership (1998-2000). Director, Blue
                                                                Cross and Blue Shield of New Hampshire (1994-1999).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Herbert Roth, Jr. (71)                 Trustee                  Director/Trustee, Phoenix Funds (1980-present),
134 Lake Street                                                 Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
P.O. Box 909                                                    Institutional Mutual Funds (1996-present) and
Sherborn, MA 01770                                              Phoenix-Seneca Funds (2000-present). Director,
                                                                Boston Edison Company (1978-present), Landauer, Inc.
                                                                (medical services) (1970-present), Tech Ops./
                                                                Sevcon, Inc. (electronic controllers)
                                                                (1987-present), and Mark IV Industries (diversified
                                                                manufacturer) (1985-present). Member, Directors
                                                                Advisory Council, Phoenix Home Life Mutual Insurance
                                                                Company (1998-present). Director, Phoenix Home Life
                                                                Mutual Insurance Company (1972-1998).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Richard E. Segerson (54)               Trustee                  Managing Director, Northway Management Company
102 Valley Road                                                 (1998-present). Director/Trustee, Phoenix Funds
New Canaan, CT 07840                                            (1993-present). Trustee, Phoenix-Aberdeen Series
                                                                Fund, Phoenix Duff & Phelps Institutional Mutual
                                                                Funds (1996-present) and Phoenix-Seneca Funds
                                                                (2000-present). Managing Director, Mullin Associates
                                                                (1993-1998).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
Lowell P. Weicker, Jr. (69)            Trustee                  Trustee/Director, Phoenix Funds (1995-present).
731 Lake Avenue                                                 Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff
Greenwich, CT 06830                                             & Phelps Institutional Mutual Funds (1996-present)
                                                                and Phoenix-Seneca Funds (2000-present). Director,
                                                                UST Inc. (1995-present), HPSC Inc. (1995-present),
                                                                Burroughs Wellcome Fund (1996-present) and Compuware
                                                                (1996-present). Visiting Professor, University of
                                                                Virginia (1997-present). Director, Duty Free
                                                                International, Inc. (1997). Chairman, Dresing,
                                                                Lierman, Weicker (1995-1996). Governor of the State
                                                                of Connecticut (1991-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Michael E. Haylon (42)                 Executive                Director and Executive Vice President, Investments,
                                       Vice                     Phoenix Investment Partners, Ltd. (1995-present).
                                       President                Director (1994-present), President (1995-present),
                                                                Executive Vice President (1994-1995), Vice President
                                                                (1991-1994), Phoenix Investment Counsel, Inc.
                                                                Director, Phoenix Equity Planning Corporation
                                                                (1995-present). Executive Vice President, Phoenix
                                                                Funds (1993-present) and Phoenix-Aberdeen Series
                                                                Fund (1996-present). Executive Vice President
                                                                (1997-present), Vice President (1996-1997), Phoenix
                                                                Duff & Phelps Institutional Mutual Funds. Senior
                                                                Vice President, Securities Investments, Phoenix Home
                                                                Life Mutual Insurance Company (1993-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
John F. Sharry (48)                    Executive                President, Retail Division (1999-present), Executive
                                       Vice                     Vice President, Retail Division (1997-1999), Phoenix
                                       President                Investment Partners, Ltd. Managing Director, Retail
                                                                Distribution, Phoenix Equity Planning Corporation
                                                                (1995-present). Executive Vice President, Phoenix
                                                                Funds (1998-present) and Phoenix-Aberdeen Series
                                                                Funds (1998-present). Managing Director, Director
                                                                and National Sales Manager, Putnam Mutual Funds
                                                                (1992-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
J. Roger Engemann (59)                 Senior Vice President    President and Director, Roger Engemann & Associates,
600 Rosemead Blvd.                                              Inc. (1969-present). President and Director,
Pasadena, CA 91107-2138                                         Pasadena Capital Corporation (1988-present).
                                                                Chairman, President and Trustee, Phoenix-Engemann
                                                                Funds (1986-present). President and Director, Roger
                                                                Engemann Management Co., Inc. (1985-present).
                                                                Managing Director, Equities, Phoenix Investment
                                                                Counsel, Inc. (1998-present). Senior Vice President,
                                                                The Phoenix Edge Series Fund and Phoenix Series Fund
                                                                (1998-present).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
Gail P. Seneca (47)                    Senior Vice              Managing Director, Equities, Phoenix Investment
909 Montgomery St.                     President                Counsel, Inc. (1998-present). President and Trustee
San Francisco, CA 94133                                         (1996-present), Phoenix-Seneca Funds. President,
                                                                Chief Executive and Investment Officer, Seneca
                                                                Capital Management LLC (1996-present). Chief
                                                                Investment Officer and managing general partner
                                                                (1989-present), GMG/Seneca Capital Management, L.P.
                                                                Senior Vice President, The Phoenix Edge Series Fund
                                                                (1998-present), Phoenix Multi-Portfolio Fund
                                                                (1998-present) and Phoenix Duff & Phelps
                                                                Institutional Mutual Funds (1999-present).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Robert S. Dreissen (52)                Vice President and       Vice President and Compliance Officer, Phoenix
                                       Assistant Secretary      Investment Partners, Ltd. (1999-present) and Phoenix
                                                                Investment Counsel, Inc. (1999-present). Vice
                                                                President, Phoenix Funds, Phoenix-Aberdeen Series
                                                                Fund and Phoenix Duff & Phelps Institutional Mutual
                                                                Funds (1999-present). Compliance Officer
                                                                (2000-present) and Associate Compliance Officer
                                                                (1999), PXP Securities Corporation. Vice President,
                                                                Risk Management Liaison, Bank of America
                                                                (1996-1999). Vice President, Securities Compliance,
                                                                The Prudential Insurance Company of America
                                                                (1993-1996). Branch Chief/Financial Analyst,
                                                                Securities and Exchange Commission, Division of
                                                                Investment Management (1972-1993).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Ronald K. Jacks (35)                   Vice President           Managing Director, Equities, Phoenix Investment
909 Montgomery St.                                              Counsel, Inc. (1998-present). Secretary
San Francisco, CA 94133                                         (1996-present) and Trustee (1996-1997),
                                                                Phoenix-Seneca Funds. Portfolio Manager, Seneca
                                                                Capital Management LLC (1996-present). Portfolio
                                                                Manager, GMG/Seneca Capital Management, L.P.
                                                                (1990-present). Vice President, The Phoenix Edge
                                                                Series Fund (1998-present), Phoenix Multi-Portfolio
                                                                Fund (1998-present) and Phoenix Duff & Phelps
                                                                Institutional Mutual Funds (1999-present).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Richard D. Little (51)                 Vice President           Managing Director, Equities, Phoenix Investment
909 Montgomery St.                                              Counsel, Inc. (1998-present). Vice President,
San Francisco, CA 94133                                         Phoenix-Seneca Funds (1996-present). General Partner
                                                                and Director of Equities, GMG/Seneca Capital
                                                                Management, L.P. (1989-present). Director of
                                                                Equities, Seneca Capital Management LLC
                                                                (1996-present). Vice President, The Phoenix Edge
                                                                Series Fund (1998-present), Phoenix Multi-Portfolio
                                                                Fund (1998-present) and Phoenix Duff & Phelps
                                                                Institutional Mutual Funds (1999-present).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
James E. Mair (58)                     Vice President           Executive Vice President (1994-present), Senior Vice
600 Rosemead Blvd.                                              President (1983-1994), Roger Engemann & Associates,
Pasadena, CA 91107-2138                                         Inc. Director (1990-present), Executive Vice
                                                                President (1994-present), Senior Vice President
                                                                (1990-1994), Pasadena Capital Corporation. Director,
                                                                Pasadena National Trust (1989-present). Executive
                                                                Vice President (1994-present), Security Analyst
                                                                (1983-1994), Roger Engemann Management Co., Inc.
                                                                Managing Director, Equities, Phoenix Investment
                                                                Counsel, Inc. (1998-present). Vice President, The
                                                                Phoenix Edge Series Fund and Phoenix Series Fund
                                                                (1998-present).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
William R. Moyer (55)                  Vice                     Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.                President                (1999-present), Senior Vice President and Chief
P.O. Box 2200                                                   Financial Officer (1995-1999), Phoenix Investment
Enfield, CT 06083-2200                                          Partners, Ltd. (1995-present). Senior Vice President
                                                                (1990-present), Chief Financial Officer
                                                                (1996-present), Finance (until 1996), and Treasurer
                                                                (1998-present and 1994-1996), Phoenix Equity
                                                                Planning Corporation. Director (1998-present),
                                                                Senior Vice President (1990-present), Chief
                                                                Financial Officer (1996-present) and Treasurer
                                                                (1994-present), Phoenix Investment Counsel, Inc.
                                                                Treasurer (1999-present), Vice President and Chief
                                                                Financial Officer, Duff & Phelps Investment
                                                                Management Co. (1996-1999). Vice President, Phoenix
                                                                Funds (1990-present), Phoenix Duff & Phelps
                                                                Institutional Mutual Funds (1996-present) and
                                                                Phoenix Aberdeen Series Fund (1996-present). Vice
                                                                President, Investment Products Finance, Phoenix Home
                                                                Life Mutual Insurance Company (1990-1995). Senior
                                                                Vice President, Chief Financial Officer, W.S.
                                                                Griffith & Co., Inc. (1992-1995) and Townsend
                                                                Financial Advisers, Inc. (1993-1995).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
John S. Tilson (56)                    Vice President           Executive Vice President (1994-present), Senior Vice
600 Rosemead Blvd.                                              President (1983-1994), Roger Engemann & Associates,
Pasadena, CA 91107-2138                                         Inc. Director (1990-present), Executive Vice President
                                                                (1994-present), Senior Vice President (1990-1994),
                                                                Pasadena Capital Corporation. Chief Financial Officer
                                                                and Secretary, Phoenix-Engemann Funds (1988-present).
                                                                Executive Vice President (1994-present), Security
                                                                Analyst (1983-1994), Roger Engemann Management Co.,
                                                                Inc. Managing Director, Equities, Phoenix Investment
                                                                Counsel, Inc. (1998-present). Vice President, The
                                                                Phoenix Edge Series Fund and Phoenix Series Fund
                                                                (1998-present).
-------------------------------------- ------------------------ ------------------------------------------------------

-------------------------------------- ------------------------ ------------------------------------------------------
G. Jeffrey Bohne (52)                  Secretary                Vice President and General Manager, Phoenix Home Life
101 Munson Street                      and Clerk                Mutual Insurance Co. (1993-present). Vice President,
Greenfield, MA 01301                                            Transfer Agent Operations (1993-1996), Senior Vice
                                                                President (1999-present), Vice President (1996-1999),
                                                                Mutual Fund Customer Service, Phoenix Equity Planning
                                                                Corporation. Secretary/Clerk, Phoenix Funds
                                                                (1993-present), Phoenix Duff & Phelps Institutional
                                                                Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                                Series Fund (1996-present). Vice President, Home Life
                                                                of New York Insurance Company (1984-1992).
-------------------------------------- ------------------------ ------------------------------------------------------
-------------------------------------- ------------------------ ------------------------------------------------------
Nancy G. Curtiss (47)                  Treasurer                Vice President, Fund Accounting (1994-present) and
                                                                Treasurer (1996-present), Phoenix Equity Planning
                                                                Corporation. Treasurer, Phoenix Funds (1994-present),
                                                                Phoenix Duff & Phelps Institutional Mutual Funds
                                                                (1996-present) and Phoenix-Aberdeen Series Fund
                                                                (1996-present). Second Vice President and Treasurer,
                                                                Fund Accounting, Phoenix Home Life Mutual Insurance
                                                                Company (1994-1995). Various positions with Phoenix
                                                                Home Life Insurance Company (1987-1994).
-------------------------------------- ------------------------ ------------------------------------------------------


*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

    For services rendered to the Trust for the fiscal year ended April 30, 2000, the Trustees received aggregate remuneration of $_____. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of Phoenix or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the series and funds within the fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of Phoenix who are interested persons are compensated by Phoenix and receive no compensation from the Trust.

CURRENT BOARD COMMITTEES AND MEETINGS

    The Board of Trustees has an Audit Committee and a Nominating Committee. The members of the Audit Committee of the Trust include four of the Trustees who are not interested persons of the Trust (i.e., the "independent Trustees"). The Audit Committee meets with the Trust's auditors to review the scope of the auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the 1940 Act, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Audit Committee makes an annual recommendation concerning the appointment of auditors and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of E. Virgil Conway, Herbert Roth Jr., Richard E. Segerson and Lowell
P. Weicker, Jr. The Audit Committee held three meetings during the fiscal year ended April 30, 2000.

    The Nominating Committee consists of four Trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as Trustees. During the fiscal year ended April 30, 2000, the Nominating Committee held brief meetings as needed in conjunction with regular quarterly executive sessions of the independent Trustees. The Nominating Committee currently consists of Robert Chesek, Harry Dalzell-Payne, Leroy Keith Jr. and Herbert Roth Jr. It will consider individuals proposed by a shareholder for election as a Trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Trust.

    The Delaware Trust has Audit and Nominating Committees, each composed entirely of the same independent Trustees.

    The Board of Trustees held five meetings during the fiscal year ended April 30, 2000. Each Trustee, except Herbert Roth, Jr., was present for at least 75% of the total number of meetings of the Board and of those committees of which the Trustee was a member which were held during his or her tenure.

    For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                TOTAL
                                                         PENSION OR                         COMPENSATION
                                                         RETIREMENT         ESTIMATED       FROM FUND AND
                                        AGGREGATE      BENEFITS ACCRUED   ANNUAL BENEFITS  FUND COMPLEX (14
                                       COMPENSATION    AS PART OF FUND         UPON         FUNDS)PAID TO
NAME                                    FROM FUND         EXPENSES          RETIREMENT        TRUSTEES
----                                    ---------         --------          ----------        --------

Robert Chesek                              $                                                      $
E. Virgil Conway(1)                        $                                                      $
Harry Dalzell-Payne(1)                     $                                                      $
Francis E. Jeffries                        $ *                                                    $
Leroy Keith, Jr.                           $            None for any       None for any           $
Philip R. McLoughlin(1)                    $               Trustee           Trustee              $
Everett L. Morris(1)                       $ *                                                    $
James M. Oates(1)                          $                                                      $
Herbert Roth, Jr.                          $                                                      $
Richard E. Segerson                        $ *                                                    $
Lowell Weicker, Jr.                        $                                                      $


------------------

    *This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At March 31, 2000, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $507,603, $194,387, $180,843 and $100,929, respectively. At present, by agreement among the Trust, the Distributor and the electing Trustee, Trustee fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

    (1) Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

INVESTMENT ADVISER, SUBADVISERS, UNDERWRITER AND FINANCIAL AGENT

    Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, Connecticut 06115-0480 is the Trust's investment adviser. Roger Engemann & Associates, Inc., 600 North Rosemead Boulevard, Pasadena, California 91107 is subadviser to the Phoenix-Engemann Small Cap Fund. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133 is subadviser to Phoenix-Seneca Equity Opportunities Fund and Phoenix-Seneca Strategic Theme Fund.

    Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent.

OTHER BUSINESS

    The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

    The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting of their Fund should send their written submissions to the principal executive offices of the Fund at 101 Munson Street, Greenfield, Massachusetts 01301.

                                   APPENDIX A
                                   ----------

                     FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this__ day of _______, 2000, by and between Phoenix Strategic Equity Series Fund, a Massachusetts business trust (the "Predecessor Trust"), on behalf of the Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund series (collectively, the "Predecessor Funds" and each individually, a "Predecessor Fund"), and Phoenix Strategic Equity Series Fund, a Delaware business trust (the "Successor Trust"), on behalf of the Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund series (collectively, the "Successor Funds" and each individually, a "Successor Fund").

    All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

    This Agreement is intended to be and is adopted as plans of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all or substantially all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

    WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all or substantially all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of each Successor Fund equal to the number of shares of the corresponding class of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

    1.2 The assets of the Predecessor Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Funds.

    1.3 Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) with the exception of Calvin J. Pedersen, elect as trustees of the Trust the persons who currently serve as trustees of the Predecessor Trust;
(ii) approve an Investment Management Agreement between the Trust, on behalf of the Successor Funds and Phoenix Investment Counsel, Inc. (the "Investment Manager"), (iii) in the case of the Phoenix-Engemann Small Cap Fund, approve a Subadvisory Agreement by and between the Investment Manager, on behalf of such fund, and Roger Engemann and Associates, Inc., (iv) in the case of each of the Phoenix-Seneca Growth Fund and the Phoenix-Seneca Strategic Theme Fund, approve a Subadvisory Agreement by and between the Investment Manager, on behalf of such fund, and Seneca Capital Management LLC, and (v) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Funds.

    1.4 Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of Successor Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2.  CLOSING AND CLOSING DATE

    2.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

    2.2    The Predecessor Trust shall cause Phoenix Equity Planning
Corporation (the "Transfer Agent"), transfer agent of the Predecessor Funds, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

    3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

           (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

           (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

           (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

    3.2 The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

           (i) The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

           (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

           (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

           (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

           (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Master Trust Agreement (the "Master Trust Agreement") or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

           (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.  CONDITIONS PRECEDENT

    4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

           (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

           (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

           (iii) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

           (iv) All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

           (v) The Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received opinions from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization; and

           (vi) A vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of each Predecessor Fund, all classes voting together, entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.  BROKERAGE FEES AND EXPENSES

    5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    5.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Successor Funds on a pro rata basis based upon the aggregate assets of each Successor Fund on the Closing Date.

6.  ENTIRE AGREEMENT

    The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

    This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.  AMENDMENTS

    This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.  NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

    10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

    10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    10.5   It is expressly agreed that the obligations of the Predecessor
Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, Phoenix-Engemann Small Cap Fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

    10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, Phoenix-Engemann Small Cap fund, Phoenix-Seneca Growth Fund and Phoenix-Seneca Strategic Theme Fund and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds

    10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.


    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.



ATTEST                                     PHOENIX STRATEGIC EQUITY SERIES FUND,
                                           a Massachusetts business trust


_____________________________              By: _________________________________
Name:                                      Name:
Title:  Secretary                          Title:



ATTEST                                     PHOENIX STRATEGIC EQUITY SERIES FUND,
                                           a Delaware business trust


______________________________             By: _________________________________
Name:                                      Name:
Title:                                     Title:

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 August 17, 2000

                          PHOENIX - SENECA GROWTH FUND

                                      PROXY

    The undersigned shareholder of Phoenix-Seneca Growth Fund (the "Fund"), a series of Phoenix Strategic Equity Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 17, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

1.  REORGANIZATION OF TRUST

           To approve an Agreement and Plan of
           Reorganization which provides
           for the reorganization of Phoenix         For    Against    Abstain
           Strategic Equity Series Fund as a         [ ]      [ ]        [ ]
           Delaware business trust



2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------  ----     -----------------------      ----
----------------------------------  ----     -----------------------      ----
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)     Date

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 August 17, 2000

                      PHOENIX - SENECA STRATEGIC THEME FUND

                                      PROXY

    The undersigned shareholder of Phoenix-Seneca Strategic Theme Fund (the "Fund"), a series of Phoenix Strategic Equity Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 17, 2000 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

2.  REORGANIZATION OF TRUST

           To approve an Agreement and Plan of
           Reorganization which provides
           for the reorganization of Phoenix          For    Against    Abstain
           Strategic Equity Series Fund as a          [ ]      [ ]        [ ]
           Delaware business trust




2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------  ----     -----------------------      ----
----------------------------------  ----     -----------------------      ----
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)     Date

                      PHOENIX STRATEGIC EQUITY SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 August 17, 2000

                        PHOENIX - ENGEMANN SMALL CAP FUND

                                      PROXY

    The undersigned shareholder of Phoenix-Engemann Small Cap Fund (the "Fund"), a series of Phoenix Strategic Equity Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Philip R. McLoughlin and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on August 17, 2000 at the offices of the Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

    To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

    This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                               "FOR" THE PROPOSAL

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSAL

3.  REORGANIZATION OF TRUST

           To approve an Agreement and Plan of
           Reorganization which provides
           for the reorganization of Phoenix         For    Against    Abstain
           Strategic Equity Series Fund as a         [ ]      [ ]        [ ]
           Delaware business trust




2. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

----------------------------------  ----     -----------------------      ----
----------------------------------  ----     -----------------------      ----
Signature (PLEASE SIGN WITHIN BOX)  Date     Signature (Joint Owners)     Date